UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.

(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

(414) 225-7365

Registrant’s telephone number, including area code

Lori Hoch

825 N. Jefferson St., Suite 400

Milwaukee, WI 53202

(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 - December 31, 2013

Item 1.  Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

2

Shareholder Letter
Cortina Small Cap Growth Fund	December 31, 2013 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

December 31st marks the midway point of our 2014 fiscal year and we are pleased to report that the Cortina Small Cap Growth Fund is off to a solid start. Positive returns in each of the six months compounded to a very attractive return of more than 20%. Despite the strong absolute returns of the Fund, performance was modestly below that of its benchmark, the Russell 2000 Growth Index, which was up in five of the six months. When taken in combination with the second half of our 2013 fiscal year, our calendar year 2013 returns were strong both in absolute and relative terms.

While our process constructs portfolios from the bottom up with sector allocations being a byproduct of security selection, the Fund was fairly well positioned in the period. Our largest overweight sectors, Technology, Health Care and Energy, were all strong performers in the benchmark. Likewise, we were underweight the Consumer Discretionary and Financial Services sectors which, along with the tiny Utilities sector, were two of the three worst performing benchmark sectors. Partially offsetting these positive active weights were our meaningful underweights in the Materials & Processing and Producer Durables sectors, which were strong contributors to benchmark returns. Our relatively small exposure to these sectors is a reflection of the dearth of innovation and sustainable competitive advantages that we see in small companies in what are largely scale businesses. Importantly, while we were underweight, our security selection within these sectors was very strong.

Given our focus on security selection, the more pertinent discussion in relation to our performance is at the industry and security level. We were generally pleased with security selection in the period as the market was receptive to our style and rewarded high growth companies of all sizes. Furthermore, unlike the period in late 2012, there were fewer macro events to draw investors’ attention away from individual company fundamentals or lead investors to avoid smaller companies and those that do not pay dividends. Conversely, in addition to a handful of disappointing investments, which are likely to occur in most if not all six-month periods, certain market dynamics hampered relative performance. First, our lack of direct exposure to biotechnology and pharmaceutical companies continues to be a headwind for our strategy that shuns binary event risk and focuses on companies with approved products on the marketplace. We continue to have indirect exposure to these industries through software and life sciences companies that benefit from drug development and clinical trial spending. Second, after a very strong September quarter, we experienced weakness in two industries that heretofore had been standout performers for the Fund – namely Software as a Service (SAAS)/Cloud Computing companies and oil-focused domestic shale energy companies. The rapid appreciation and escalating valuations of many of these stocks led to profit taking, particularly in October and November. We were very active in trimming many of these positions, as well and have reallocated the proceeds into stocks where we see better risk/reward opportunities.

Outlook and Positioning

The current bull market has been both long (approaching five years) and powerful (the S&P 500 and Russell 2000 Index have appreciated 203% and 262%, respectively, off of their 2009 troughs through year end). When it should end is anyone’s guess, but the two bearish arguments that we hear most often revolve around recent strength in the market and concern over elevated valuations – both of these arguments are particularly loud when it comes to small caps. If historical precedent holds this time around, there is no reason to think that the bull market can’t continue. Past bull markets have been both longer and stronger on average. Furthermore, this particular bull market is coming off of a more severe bear market than most, implying that there is more healing to be done than is typical. The valuation argument has a little more merit as we are approaching the average price/earnings multiple at which past bull markets have stalled out. By no means should this be a call for panic, especially considering the broad range around the averages, but it merits consideration. For small caps, which have led the bull market by a wide margin, valuations relative to large caps are more stretched. In fact, the small cap P/E multiple is approaching the high end of its historical relative valuation premium. As mentioned above, high valuations towards the end of 2013 caught our eye in certain industries and were behind an aggressive round of profit taking in the Fund portfolio. Yet, consistent with our mandate we remain fully invested and consistent with our history as we continue to find interesting and underappreciated growth vehicles in which to invest. Broad-based multiple expansion may cease to be the tide that lifts all boats, but that reality should only help to make companies with outsized growth opportunities all the more dear. Each and every day our research firepower is aimed at discovering uniquely positioned companies with catalysts for sales and profit acceleration.

On a more bullish note, if there is one takeaway from 2013 it is that animal spirits are on their way back. While not yet pervasive, and not yet to a fever pitch, there are many signs emerging that the pendulum is swinging away from fear and presumably toward greed. Since 2009, investors’ attitudes towards equities have been varied. The boldest remained involved; however, for others it has taken some time for confidence to return. Net fund flows into equities did not gain meaningful traction until 2013, and there is still a long way to go before ameliorating the equity capital flight of the past half decade. Furthermore, the attractive returns investors have been able to earn in treasuries and corporate bonds are unlikely to continue as interest rates slowly move upwards. We suspect that 2014 could be the year that the fear of losing money in the stock market transitions to a fear of missing out on further market gains.

Investing involves risks, including loss of principal.

P/E Price to Earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Semi-Annual Report | December 31, 2013	1

Portfolio Information
Cortina Small Cap Growth Fund	December 31, 2013 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2013.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2013

	1 Month	6 Months	1 Year	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	1.64%	19.85%	48.25%	29.39%	3.86%
Russell 2000® Growth Index	2.05%	22.02%	43.30%	32.61%

*	The Fund’s inception date is September 30, 2011.
**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2014, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on net assets as of December 31, 2013. Holdings are subject to change.

2	1-855-612-3936 | www.cortinafunds.com

Shareholder Letter
Cortina Small Cap Value Fund	December 31, 2013 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

“Everything is amazing right now and nobody is happy.”

- Louis C.K.

2013 was a tough year for the country. The United States Congress managed, if one could so define “managed,” to accomplish little but shutting down the government and creating special dispensation for its staff to avoid the worst impacts of the Affordable Care Act (ACA). President Obama has been able to play plenty of golf because it has been exceptionally difficult for him to enact any policy without it being hung up by various cliques within the legislative branch. Foreign leaders have rightly looked at us and wondered why anyone would want to emulate our version of democracy.

Yet on a quantitative measure, the U.S. equity markets had one of their best years – ever – and current events indicate that optimism about the economy is at its highest level since 2007. In other words, every right-of-center political candidate could simply note that when government is at its least effective the economy and financial markets are at their most ebullient.

In 2013 the Cortina Small Value Fund performed very well, growing its worth by nearly half on an absolute basis and well ahead of its benchmark, the Russell 2000 Value Index. Performance was consistent with previous periods in that stock selection was the prime factor in the outperformance.

Yes, but...& Competitive Advantage

By most measures, and we measure by management commentary instead of talking-head commentary, demand is stable and accelerating, costs are well-controlled, and those with good products are doing well. On a macro basis, headline economic data has been decent, and while some good numbers are offset by a ho-hum figure here and there, the trends are moving in a healthy direction.

Yet most observers often strike the same pose when discussing the economy. The pose is one of smirking disbelief as each piece of good news is delivered with a wink and a smile indicating that even the bearer of good news does not quite believe its veracity. The nation seems to have morphed into a Prozac-needing entity that is much happier whining about how it isn’t quite good enough in this newfangled world and wouldn’t it better to talk about the sad things than admit that life is actually pretty good. Yes, the tablet in my hands can simultaneously read me Shakespeare, order my groceries, and navigate me from here to there efficiently, but...

Although we ourselves are not schooled in the immensely challenging yet immensely entertaining world of improvisational comedy, we do know one of the earliest rules taught at one of our local New York City institutions dedicated to the craft is that of “Yes, but...”

“Yes, but...” kills the story every time. When your fellow performer throws out a line and your response is “yes, but...” it invalidates the direction, kills the momentum and discredits the other performer. “Yes, and...” continues the story and takes one to places never anticipated.

Yes, the economy appears to be improving, but “health care reform has caused great uncertainty in corporate boardrooms” is fairly drab. Yes, the economy is improving, and “there is an ongoing effort throughout the nation to better manage the challenges of health care expenses” sounds somewhat upbeat. Yes, the economy is stable, but “there are questions about companies’ intention to commit to capital spending” is a bummer. Yes, the economy is improving, and “companies are considering increasing capital spending” sounds like the feel good movie of the summer.

“Yes, the company has developed the leading health care insurance exchange and will be a crucial part of the health care continuum” led us to one of our best investments of 2012-2013 when everyone else was saying, “Yes, nice insurance exchange, but nobody knows what the future will bring.”

Our competitive advantage may simply be saying, “Yes, the company is changing and we believe for the better,” while other investors are saying, “Yes, the company is changing but I am nervous because I can’t see the future completely clearly.”

Positioning & Process

In sum, the economy has remained decent and we believe the passage of time is driving us closer to accelerating growth. Yes, corporate profits are at all-time highs and the Federal Reserve is actively reducing its economic stimulus due to that strength. Yes, federal sequestration and local budget cuts have reduced general deficits and now those entities have the financial capability to once again begin addressing infrastructure investments. Yes, the market has risen dramatically and we continue to see opportunity ahead.

The portfolio is currently positioned in a similar fashion to the most recent update – a high weighting in Financials, a slight overweight in Industrials and a material one in Technology. The one notable change is a significant reduction in our Health Care exposure as several holdings in the segment

Semi-Annual Report | December 31, 2013	3

Shareholder Letter
Cortina Small Cap Value Fund	December 31, 2013 (Unaudited)

reached our targets and were thus sold. The turmoil of the ACA implementation has made investing in the sector more complicated, but much opportunity exists and we expect the weighting to increase in coming quarters.

Finally, for clarity and with seriousness, although ‘yes, and’ may be a legitimate advantage, we believe our true competitive advantage lays within our process. ‘We believe in Evolution’ is a true philosophy that focuses our research efforts on finding companies changing for the better. But philosophy is like policy; it doesn’t matter how good the intention is if the execution is poor. ‘We believe in process’ may be a better summation: New ideas are the full responsibility of the sponsoring analyst and are all subject to peer review; review the portfolio weekly as a team; revisit the assumptions and thesis behind each holding at the start of every quarter; sell investments with a broken thesis regardless of valuation.

We use this process to optimize the portfolio on a regular basis. Occasionally, we part with much beloved companies whose valuation is simply full, and occasionally we part with much researched firms whose narratives have played too long without delivering much return. It is far too easy to be lulled into complacency by low valuations and the familiarity of a well known story. Stay not in the comfort of familiar places when the best opportunities may reside elsewhere. We think about value as the worth of an investment, not the price of an equity. With that approach, we strive to allocate your hard-earned capital to deliver the best returns with the least risk we can find.

Investing involves risks, including loss of principal.

4	1-855-612-3936 | www.cortinafunds.com

Portfolio Information
Cortina Small Cap Value Fund	December 31, 2013 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2013.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2013

	1 Month	6 Months	1 Year	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund	1.74%	18.48%	41.49%	37.22%	5.57%
Russell 2000® Value Index	1.88%	17.60%	34.52%	31.15%

*	The Fund’s inception date is September 30, 2011.
**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2014, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on net assets as of December 31, 2013. Holdings are subject to change.

Semi-Annual Report | December 31, 2013	5

Disclosure of Fund Expenses
December 31, 2013 (Unaudited)

As a shareholder of the Fund(s), you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period(a)	Net Expense Ratios
Cortina Small Cap Growth Fund
Actual Fund Return	$1,000.00	$1,198.50	$6.10	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,184.80	$6.06	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

6	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (96.5%)
Consumer Discretionary (8.7%)
Black Diamond, Inc.(a)	20,050	$267,267
Chuy’s Holdings, Inc.(a)	6,517	234,742
Five Below, Inc.(a)	5,927	256,046
Gentherm, Inc.(a)	9,792	262,524
Imax Corp.(a)	10,907	321,538
Motorcar Parts of America, Inc.(a)	10,786	208,170
Restoration Hardware Holdings, Inc.(a)	3,488	234,742
Shutterfly, Inc.(a)	7,980	406,421
Tumi Holdings, Inc.(a)	15,634	352,547
Universal Electronics, Inc.(a)	6,022	229,499

		2,773,496

Consumer Staples (1.8%)
Annie’s, Inc.(a)	6,194	266,590
Boulder Brands, Inc.(a)	19,254	305,368

		571,958

Energy (7.4%)
Carrizo Oil & Gas, Inc.(a)	7,067	316,390
Evolution Petroleum Corp.	19,896	245,517
Northern Oil & Gas, Inc.(a)	24,014	361,891
Rex Energy Corp.(a)	10,427	205,516
RigNet, Inc.(a)	7,520	360,434
Sanchez Energy Corp.(a)	11,186	274,169
Synergy Resources Corp.(a)	35,721	330,776
Triangle Petroleum Corp.(a)	30,792	256,189

		2,350,882

Financials (7.8%)
The Bancorp, Inc.(a)	15,946	285,593
BofI Holding, Inc.(a)	4,148	325,328
eHealth, Inc.(a)	6,752	313,900
EverBank Financial Corp.	15,117	277,246
Greenhill & Co., Inc.	6,121	354,651
Health Insurance Innovations, Inc., Class A(a)	22,404	226,504
ICG Group, Inc.(a)	16,540	308,140
Pinnacle Financial Partners, Inc.	6,711	218,309
Tristate Capital Holdings, Inc.(a)	13,621	161,545

		2,471,216

Health Care (30.3%)
ABIOMED, Inc.(a)	7,988	213,599
Align Technology, Inc.(a)	5,600	320,040
AtriCure, Inc.(a)	30,803	575,400
BioScrip, Inc.(a)	31,390	232,286
BioTelemetry, Inc.(a)	35,263	279,988
Cepheid, Inc.(a)	5,912	276,209
Cerus Corp.(a)	43,914	283,245
DexCom, Inc.(a)	9,345	330,907
Endologix, Inc.(a)	23,226	405,062
Fluidigm Corp.(a)	12,110	464,055
HealthStream, Inc.(a)	10,034	328,814
HeartWare International, Inc.(a)	4,867	457,303
Icad, Inc.(a)	22,852	266,454
Imris, Inc.(a)	49,074	78,028
Insulet Corp.(a)	6,139	227,757
Medidata Solutions, Inc.(a)	5,318	322,111
NanoString Technologies, Inc.(a)	5,974	102,992
Neogen Corp.(a)	7,779	355,500

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	7

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Health Care (continued)
NeoGenomics, Inc.(a)	89,101	$322,546
Novadaq Technologies, Inc.(a)	16,724	275,779
NxStage Medical, Inc.(a)	20,611	206,110
OraSure Technologies, Inc.(a)	40,199	252,852
PhotoMedex, Inc.(a)	16,757	217,003
Quidel Corp.(a)	12,543	387,453
Spectranetics Corp.(a)	25,019	625,475
Staar Surgical Co.(a)	30,110	487,481
Streamline Health Solutions, Inc.(a)	36,715	256,271
Synergetics USA, Inc.(a)	59,992	217,171
TearLab Corp.(a)	37,683	351,959
Uroplasty, Inc.(a)	43,192	117,914
Vocera Communications, Inc.(a)	25,194	393,278

		9,631,042

Industrials (9.4%)
Aegean Marine Petroleum Network, Inc.	32,296	362,361
Astronics Corp.(a)	5,059	258,009
Chart Industries, Inc.(a)	2,043	195,392
Graham Corp.	6,099	221,333
Heritage Crystal Clean, Inc.(a)	9,334	191,254
Manitex International, Inc.(a)	24,286	385,662
Power Solutions International, Inc.(a)	2,795	209,904
PowerSecure International, Inc.(a)	13,764	236,328
Team, Inc.(a)	7,544	319,413
Trex Co. Inc.(a)	4,086	324,960
Wesco Aircraft Holdings, Inc.(a)	12,598	276,148

		2,980,764

Information Technology (27.4%)
Brightcove, Inc.(a)	24,876	351,747
Clicksoftware Technologies, Ltd.	39,403	295,522
Covisint Corp.(a)	16,452	206,472
Envestnet, Inc.(a)	7,372	297,091
Extreme Networks, Inc.(a)	63,656	445,592
Gigamon, Inc.(a)	11,626	326,458
Infoblox, Inc.(a)	7,900	260,858
Inphi Corp.(a)	30,227	389,928
Integrated Silicon Solution, Inc.(a)	19,529	236,106
Interactive Intelligence Group, Inc.(a)	4,749	319,893
Internap Network Services Corp.(a)	47,244	355,275
InterXion Holding NV(a)	18,290	431,827
Marchex, Inc.	25,500	220,575
MaxLinear, Inc., Class A(a)	34,811	363,079
Move, Inc.(a)	17,615	281,664
Numerex Corp., Class A(a)	24,084	311,888
Perficient, Inc.(a)	16,830	394,159
Procera Networks, Inc.(a)	24,532	368,471
Qlik Technologies, Inc.(a)	7,009	186,650
RADWARE, Ltd.(a)	21,682	389,842
Rally Software Development Corp.(a)	12,982	252,500
SciQuest, Inc.(a)	9,231	262,899
ShoreTel, Inc.(a)	15,906	147,608
Stamps.com, Inc.(a)	6,136	258,326
Synchronoss Technologies, Inc.(a)	10,786	335,121
Tangoe, Inc.(a)	21,227	382,298
Trulia, Inc.(a)	2,835	99,990

See Notes to Financial Statements.
8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments
Cortina Small Cap Growth Fund	December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Information Technology (continued)
WebMD Health Corp.(a)	12,957	$511,801

		8,683,640

Telecommunication Services (3.7%)
8x8, Inc.(a)	30,854	313,477
Cogent Communications Group, Inc.	10,155	410,363
inContact, Inc.(a)	56,216	439,047

		1,162,887

TOTAL COMMON STOCKS (COST $24,118,619)		30,625,885

SHORT TERM INVESTMENT (3.3%)
Daily Income Fund, 7 Day Yield 0.019%	1,024,044	1,024,044

TOTAL SHORT TERM INVESTMENT (COST $1,024,044)		1,024,044

TOTAL INVESTMENTS (99.8%) (COST $25,142,663)		31,649,929

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES (0.2%)		78,133

NET ASSETS 100.0%		$31,728,062

(a)	Non Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	9

Schedule of Investments
Cortina Small Cap Value Fund	December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (95.3%)
Consumer Discretionary (11.6%)
AFC Enterprises, Inc.(a)	3,459	$133,171
ANN, Inc.(a)	11,107	406,072
DreamWorks Animation SKG, Inc., Class A(a)	11,873	421,492
Helen of Troy, Ltd.(a)	7,967	394,446
Life Time Fitness, Inc.(a)	6,297	295,959
Stage Stores, Inc.	20,667	459,221
Taylor Morrison Home Corp.(a)	15,902	357,000
World Wrestling Entertainment, Inc.	34,900	578,642

		3,046,003

Consumer Staples (3.5%)
Darling International, Inc.(a)	13,206	275,741
Elizabeth Arden, Inc.(a)	9,514	337,272
Prestige Brands Holdings, Inc.(a)	8,334	298,357

		911,370

Energy (8.3%)
Comstock Resources, Inc.	22,596	413,281
Geospace Technologies Corp.(a)	3,524	334,181
Gulfport Energy Corp.(a)	3,815	240,917
Helix Energy Solutions Group, Inc.(a)	14,999	347,677
Matador Resources Co.(a)	22,046	410,938
McDermott International, Inc.(a)	47,340	433,634

		2,180,628

Financials (31.9%)
Altisource Residential Corp., Class B	16,684	502,355
The Bancorp, Inc.(a)	21,019	376,450
BancorpSouth, Inc.	21,111	536,642
Boston Private Financial Holdings, Inc.	25,707	324,422
Capitol Federal Financial, Inc.	19,533	236,545
CNO Financial Group, Inc.	43,188	763,996
Columbia Banking System, Inc.	13,558	372,980
DFC Global Corp.(a)	29,277	335,222
eHealth, Inc.(a)	4,887	227,197
Employers Holdings, Inc.	13,436	425,249
JGWPT Holdings, Inc.(a)	18,599	323,437
Maiden Holdings, Ltd.	29,859	326,359
MB Financial, Inc.	12,639	405,585
OFG Bancorp	17,664	306,294
Oritani Financial Corp.	17,388	279,077
PacWest Bancorp	13,129	554,306
PennyMac Mortgage Investment Trust	14,033	322,198
PHH Corp.(a)	22,536	548,751
Platinum Underwriters Holdings, Ltd.	7,338	449,673
ProAssurance Corp.	5,883	285,208
Texas Capital Bancshares, Inc.(a)	7,660	476,452

		8,378,398

Industrials (17.4%)
Cubic Corp.	8,028	422,755
EnerNOC, Inc.(a)	22,459	386,519
Harsco Corp.	15,060	422,132
Hyster-Yale Materials Handling, Inc.	3,738	348,232
The Manitowoc Co., Inc.	14,340	334,409
MasTec, Inc.(a)	12,118	396,501
NCI Building Systems, Inc.(a)	24,267	425,643
Performant Financial Corp.(a)	23,700	244,110
Powell Industries, Inc.	4,152	278,142

See Notes to Financial Statements.
10	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments
Cortina Small Cap Value Fund	December 31, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (continued)
Industrials (continued)
Raven Industries, Inc.	9,973	$410,289
TrueBlue, Inc.(a)	19,472	501,988
Tutor Perini Corp.(a)	14,769	388,425

		4,559,145

Information Technology (15.0%)
Cardtronics, Inc.(a)	4,397	191,050
Cognex Corp.(a)	10,755	410,626
Coherent, Inc.(a)	4,719	351,046
Digital River, Inc.(a)	18,599	344,082
Global Eagle Entertainment, Inc.(a)	20,606	306,411
Integrated Device Technology, Inc.(a)	33,888	345,319
Intersil Corp.	25,907	297,153
Move, Inc.(a)	17,220	275,348
OSI Systems, Inc.(a)	11,184	593,982
Sierra Wireless, Inc.(a)	18,599	449,538
Super Micro Computer, Inc.(a)	21,065	361,475

		3,926,030

Materials (4.4%)
Ferro Corp.(a)	23,685	303,878
Flotek Industries, Inc.(a)	14,907	299,183
Graphic Packaging Holdings Co.(a)	58,661	563,146

		1,166,207

Utilities (3.2%)
ALLETE, Inc.	8,058	401,933
Black Hills Corp.	8,104	425,541

		827,474

TOTAL COMMON STOCKS (COST $21,384,726)		24,995,255

SHORT TERM INVESTMENT (6.7%)
Daily Income Fund, 7 Day Yield 0.019%	1,742,244	1,742,244

TOTAL SHORT TERM INVESTMENT (COST $1,742,244)		1,742,244

TOTAL INVESTMENTS (102.0%) (COST $23,126,970)		26,737,499

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-2.0%)		(512,044)

NET ASSETS 100.0%		$26,225,455

(a)	Non Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	11

Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

ASSETS:
Investments, at value (Cost - see below)	$31,649,929	$26,737,499
Receivable for investments sold	160,018	217,224
Receivable for fund shares subscribed	18,299	18,000
Dividends receivable	33	7,968
Prepaid expenses and other assets	19,169	19,151

Total Assets	31,847,448	26,999,842

LIABILITIES:
Payable for investments purchased	72,983	751,643
Payable for fund shares redeemed	6,188	193
Payable for director fees	459	470
Payable for advisory fees	8,001	1,758
Payable for fund accounting and administration fees	9,966	7,931
Payable for audit and legal fees	12,721	8,748
Other accrued liabilities and expenses	9,068	3,644

Total Liabilities	119,386	774,387

Net Assets	$31,728,062	$26,225,455

NET ASSETS CONSISTS OF:
Paid-in capital	$24,831,614	$22,704,291
Accumulated net investment loss	(199,566)	(17,477)
Accumulated undistributed net realized gain/(loss) on investments	588,748	(70,657)
Net unrealized appreciation on investments	6,507,266	3,609,298

Net Assets	$31,728,062	$26,225,455

Cost of Investments	$25,142,663	$23,126,970

PRICING OF SHARES:
Net Assets	$31,728,062	$26,225,455
Shares Outstanding	1,845,245	1,436,150
Net Asset Value, offering and redemption price per share	$17.19	$18.26

See Notes to Financial Statements.
12	1-855-612-3936 | www.cortinafunds.com

Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $163 and $78)	$12,054	$98,827

Total Investment Income	12,054	98,827

EXPENSES:
Advisory fees (Note 3)	127,596	82,196
Transfer agent fees	19,424	16,353
Fund accounting and administration fees and expenses	63,892	37,867
Legal fees	10,488	3,847
Printing fees	4,372	2,530
Registration fees	12,274	11,337
Audit and tax preparation fees	7,310	7,310
Custodian fees	2,909	1,559
Insurance	4,337	4,338
Director fee and expenses	3,709	3,720
Other	4,169	2,657

Total Expenses Before Waivers/Reimbursements	260,480	173,714
Less fees waived/reimbursed by adviser (Note 3)	(120,121)	(83,299)

Total Net Expenses	140,359	90,415

Net Investment Income/(Loss)	(128,305)	8,412

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	931,297	57,104
Net change in unrealized appreciation on investments	3,638,527	2,795,613

Net Realized and Unrealized Gain on Investments	4,569,824	2,852,717

Net Increase in Net Assets Resulting from Operations	$4,441,519	$2,861,129

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	13

Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

OPERATIONS:
Net investment income/(loss)	$(128,305)	$(97,270)	$8,412	$3,107
Net realized gain/(loss) on investments	931,297	(50,842)	57,104	263,251
Net change in unrealized appreciation of investments	3,638,527	2,731,439	2,795,613	609,341

Net increase in net assets resulting from operations	4,441,519	2,583,327	2,861,129	875,699

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(14,778)	(15,144)
From net realized gains on investments	(243,542)	(68,752)	(315,888)	(113,367)

Total distributions	(243,542)	(68,752)	(330,666)	(128,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,449,965	15,302,028	19,655,317	1,751,217
Shares issued in reinvestment of distributions	241,504	67,885	314,553	123,043
Cost of shares redeemed	(1,406,589)	(1,049,424)	(618,453)	(219,642)
Redemption fees	329	–	–	–

Net increase from capital shares transactions	9,285,209	14,320,489	19,351,417	1,654,618

Net increase in net assets	13,483,186	16,835,064	21,881,880	2,401,806

NET ASSETS:
Beginning of period	18,244,876	1,409,812	4,343,575	1,941,769

End of period	$31,728,062	$18,244,876	$26,225,455	$4,343,575

Including accumulated net investment loss of:	$(199,566)	$(71,261)	$(17,477)	$(11,111)

OTHER INFORMATION:
Share Transactions:
Beginning shares	1,261,863	118,741	278,108	154,872
Shares sold	656,501	1,218,364	1,175,863	128,860
Shares issued in reinvestment of dividends	14,654	5,773	17,802	9,357
Less shares redeemed	(87,773)	(81,015)	(35,623)	(14,981)

Ending shares	1,845,245	1,261,863	1,436,150	278,108

See Notes to Financial Statements.
14	1-855-612-3936 | www.cortinafunds.com

Financial Highlights
Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$14.46	$11.87	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)	(0.13)	(0.09)
Net realized and unrealized gain on investments	2.94	2.81	2.22

Total from Investment Operations	2.86	2.68	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments	(0.13)	(0.09)	(0.26)

Total Dividends and Distributions to Shareholders	(0.13)	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	0.00(b)	–	0.00(b)

NET INCREASE IN NET ASSET VALUE	2.73	2.59	1.87

NET ASSET VALUE, END OF PERIOD	$17.19	$14.46	$11.87

TOTAL RETURN	19.85%(c)	22.79%	21.40%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,728	$18,245	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	2.04%(d)	3.85%	21.70%(d)
Operating expenses including waiver/reimbursement	1.10%(d)	1.10%	1.10%(d)
Net investment loss including waiver/reimbursement	(1.01)%(d)	(1.00)%	(0.99)%(d)

PORTFOLIO TURNOVER RATE	40%	73%	144%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2013	15

Financial Highlights
Cortina Small Cap Value Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$15.62	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.01	0.01	(0.03)
Net realized and unrealized gain on investments	2.87	3.68	3.14

Total from Investment Operations	2.88	3.69	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.01)	(0.07)	–
From net realized gains on investments	(0.23)	(0.54)	(0.57)

Total Dividends and Distributions to Shareholders	(0.24)	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	–	–	0.00(b)

NET INCREASE IN NET ASSET VALUE	2.64	3.08	2.54

NET ASSET VALUE, END OF PERIOD	$18.26	$15.62	$12.54

TOTAL RETURN	18.48%(c)	30.41%	31.99%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$26,225	$4,344	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	2.11%(d)	5.55%	22.37%(d)
Operating expenses including waiver/reimbursement	1.10%(d)	1.10%	1.10%(d)
Net investment income/(loss) including waiver/reimbursement	0.10%(d)	0.10%	(0.32)%(d)

PORTFOLIO TURNOVER RATE	29%	81%	146%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
16	1-855-612-3936 | www.cortinafunds.com

Notes to Financial Statements
December 31, 2013 (Unaudited)

1. ORGANIZATION

Cortina Funds, Inc. (the “Corporation”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on June 30, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”). The Cortina Small Cap Growth Fund is a diversified portfolio with an investment objective to seek growth of capital, and the Cortina Small Cap Value Fund is a diversified portfolio with an investment objective to seek long-term capital appreciation. Shares of each Fund are designated as Institutional Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permit the Board of Directors (the “Board”) to create additional funds and share classes. The Institutional Class is currently the only class offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of

Semi-Annual Report | December 31, 2013	17

Notes to Financial Statements
December 31, 2013 (Unaudited)

fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of December 31, 2013:

Cortina Small Cap Growth Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$30,625,885	$–	$–	$30,625,885
Short Term Investment	1,024,044	–	–	1,024,044

Total	$31,649,929	$–	$–	$31,649,929

Cortina Small Cap Value Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$24,995,255	$–	$–	$24,995,255
Short Term Investment	1,742,244	–	–	1,742,244

Total	$26,737,499	$–	$–	$26,737,499

*	See Schedule of Investments for sector classification.

For the six months ended December 31, 2013, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended December 31, 2013. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For the six months ended December 31, 2013, the Funds did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of December 31, 2013.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Federal Income Taxes — As of and during the six months ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. The Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

18	1-855-612-3936 | www.cortinafunds.com

Notes to Financial Statements
December 31, 2013 (Unaudited)

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisory

The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ institutional shares will not exceed 1.10% of average daily net assets of each Fund. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including offering costs, plus any requested reimbursement amount, including previously waived organizational costs, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board.

As of December 31, 2013, reimbursements (including offering costs and the previously waived organizational costs) that may potentially be made by the Fund to the Adviser total $441,775 for the Cortina Small Cap Growth Fund and $303,359 for the Cortina Small Cap Value Fund expire as follows:

Cortina Small Cap Growth Fund

September 19, 2014	$10,250
June 30, 2015	163,407
June 30, 2016	268,118

$441,775

Cortina Small Cap Value Fund

September 19, 2014	$10,250
June 30, 2015	152,715
June 30, 2016	140,394

$303,359

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Funds’ average daily net assets at the following annual rates.

Year 1

Greater of $175,000 annual minimum in Year 1 or the following basis point fee schedule:

Average Daily Net Assets	Basis Point Fee Rate

Between $0-$500M	5.0
$500M-$1B	3.0
Above $1B	2.0

Year 2 and Forward

Greater of $190,000 annual minimum in Year 2 or the above basis point fee schedule.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Compliance Services

ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

Semi-Annual Report | December 31, 2013	19

Notes to Financial Statements
December 31, 2013 (Unaudited)

Distributor

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2013. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$18,179,651	$9,692,598
Cortina Small Cap Value Fund	22,485,131	4,482,063

There were no purchases of long-term U. S. Government Obligations for either Fund during the six months ended December 31, 2013.

5. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.

The tax character of distributions paid during the year ended June 30, 2013, were as follows:

Fund	Ordinary Income	Long-Term Capital Gain
Cortina Small Cap Growth Fund	$68,752	$–
Cortina Small Cap Value Fund	124,309	4,202

As of December 31, 2013, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
Cortina Small Cap Growth Fund	$25,259,504	$7,274,644	$(884,219)	$6,390,425
Cortina Small Cap Value Fund	23,204,215	3,823,757	(290,473)	3,533,284

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales and passive foreign investment companies.

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

20	1-855-612-3936 | www.cortinafunds.com

Additional Information
December 31, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year end June 30, 2013 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | December 31, 2013	21

Material must be accompanied or preceded by the prospectus. The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.  Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this
Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

3

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric Conner
Eric Conner, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date:	March 7, 2014

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